                                                                                       EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of the Ingersoll-Rand Company Savings and Stock Investment Plan (the "Plan") on Form 11-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Herbert L. Henkel, Chief Executive Officer of Ingersoll-Rand Company Limited certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(i)         the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)        information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Herbert L. Henkel
Herbert L. Henkel
Chief Executive Officer
June 30, 2003